EXHIBIT 10.30

                            FIRST AMENDMENT AGREEMENT

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                                                                   EXHIBIT 10.30

                            FIRST AMENDMENT AGREEMENT

FIRST AMENDMENT AGREEMENT (this "Agreement") dated as of August 7, 2002 by and between Imagistics International Inc. (the "Company") and Equiserve Trust Company, N.A. (the "Rights Agent") with respect to a certain Rights Agreement dated as of September 28, 2001 by and between the Pitney Bowes Office Systems, Inc. and the Rights Agent.


                              W I T N E S S E T H:



         WHEREAS, the Company has changed its name from Pitney Bowes Office Systems, Inc. to Imagistics International Inc. on October 12, 2001.

         WHEREAS, the parties hereto have agreed to amend certain terms of the Rights Agreement.

         NOW, THEREFORE, the first paragraph of the Rights Agreement is hereby amended to read as follows:

              WHEREAS, the Board of Directors of the Company has authorized and declared a dividend of one preferred stock purchase right (a "Right") for each share of Common Stock (as hereinafter defined) outstanding at the close of business on August 9, 2002 (the "Record Date") and has authorized the issuance, upon terms subject to the conditions hereinafter set forth, of one Right in respect of each share of Common Stock issued after the Record Date, each Right representing the right to purchase, upon terms and subject to the conditions hereinafter set forth, one one-hundredth of a share of Preferred Stock (as hereinafter defined);

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                                    IMAGISTICS INTERNATIONAL INC.

                                    By:   /s/  Mark Flynn
                                        -----------------------------------
                                          Mark Flynn, Vice President,
                                          General Counsel and Secretary

                                    EQUISERVE TRUST COMPANY, N.A.

                                    By:   /s/ Tom Ferrari
                                        -----------------------------------
                                          Tom Ferrari, Senior Managing Director